Exhibit 21.1

State or Other Jurisdiction of
Incorporation, Organization or
Subsidiaries of Levitt Corporation	Formation
BankAtlantic Venture Partners 1, LLC	Florida
BankAtlantic Venture Partners 2, LLC	Florida
BankAtlantic Venture Partners 3, LLC	Florida
BankAtlantic Venture Partners 4, LLC	Florida
BankAtlantic Venture Partners 7, Inc	Florida
BankAtlantic Venture Partners 8, Inc	Florida
BankAtlantic Venture Partners 9, Inc	Florida
BankAtlantic Venture Partners 10, Inc	Florida
BankAtlantic Venture Partners 14, Inc	Florida
BankAtlantic Venture Partners 15, Inc	Florida
Carolina Oak Homes, LLC	So. Carolina
Core Communities, LLC	Florida
Cypress Creek Holding, LLC	Delaware, Florida (as a foreign LLC)
Levitt and Sons, LLC	Florida
Levitt Commercial, LLC	Florida
Levitt Insurance Service, LLC	Florida
Woodbridge Capital Corporation	Florida

State or Other Jurisdiction of
Incorporation, Organization or
Subsidiaries of Levitt Commercial, LLC	Formation
Levitt Commercial Andrews, LLC	Florida
Levitt Commercial Boynton Commerce Center, LLC	Florida
Levitt Commercial High Ridge II, LLC	Florida
Levitt Commercial High Ridge, LLC	Florida
Levitt Commercial Sawgrass, LLC	Florida
Levitt Commercial Development LLC	Florida
Levitt Village at Victoria Park, LLC	Florida

State or Other Jurisdiction of
Subsidiaries of Levitt Commercial	Incorporation, Organization or
Development, LLC	Formation
Levitt Commercial Construction, LLC	Florida

State or Other Jurisdiction of
Incorporation, Organization or
Subsidiaries of Core Communities, LLC	Formation
Core Commercial Group, LLC	Florida
Core Commercial Realty, LLC	Florida
Core Communities of Georgia, LLC	Florida
Core Communities of South Carolina, LLC	Florida
Core Communities of South Carolina, LLC (f/k/a Core Communities S.C. Operations, LLC)	So. Carolina
Horizons Acquisition 5, LLC	Florida
Horizons Acquisition 7, LLC	Florida
Horizons St. Lucie Development, LLC	Florida
Lake Charles Development Company, LLC	Florida
Somerset Realty, LLC	Florida
St. Lucie Farms, LLC	Florida
St. Lucie West Development Company, LLC	Florida
St. Lucie West Realty, LLC	Florida
Tradition Brewery, LLC	Florida
Tradition Construction, LLC	Florida
Tradition Development Company, LLC	Florida
Tradition Health & Fitness LLC	Florida
Tradition Irrigation Company, LLC	Florida
Tradition Mortgage, LLC	Florida
Tradition Outfitters, LLC	Florida
Tradition Title Company, LLC	Florida
Tradition Village Center, LLC	Florida

State or Other Jurisdiction of
Incorporation, Organization or
Subsidiaries of Core Commercial Group, LLC	Formation
The Landing Holding Company, LLC	Florida
Town Hall at Tradition, LLC	Florida

State or Other Jurisdiction of
Incorporation, Organization or
Subsidiaries of Core Commercial Realty, LLC	Formation
Tradition Realty, LLC	Florida

State or Other Jurisdiction of
Subsidiaries of Core Communities of South	Incorporation, Organization or
Carolina, LLC (S.C. LLC)	Formation
Tradition of South Carolina Brewery, LLC	South Carolina
Tradition of South Carolina Commercial Development, LLC	South Carolina
Tradition of South Carolina Construction, LLC	South Carolina
Tradition of South Carolina Development Company, LLC	South Carolina
Tradition of South Carolina Irrigation Company, LLC	South Carolina
Tradition of South Carolina Marketing, LLC	South Carolina
Tradition of South Carolina Mortgage, LLC	South Carolina
Tradition of South Carolina Real Estate, LLC	South Carolina
Tradition of South Carolina Realty, LLC	South Carolina
Tradition of South Carolina Title Company, LLC	South Carolina
Tradition of South Carolina Town Hall, LLC	South Carolina
Tradition of South Carolina Village Center, LLC	South Carolina
TSCG Club, LLC	South Carolina
TSCGR Holding, LLC	South Carolina
TSCR Club, LLC	South Carolina

State or Other Jurisdiction of
Subsidiaries of Horizons St. Lucie	Incorporation, Organization or
Development, LLC	Formation
Tradition Research Park, LLC	Florida
Florida Center for Innovation at Tradition, LLC	Florida
Village Pointe at Tradition, LLC	Florida

State or Other Jurisdiction of
Incorporation, Organization or
Subsidiaries of The Landing Holding Company, LLC	Formation
The Landing at Tradition Development Company, LLC	Florida

State or Other Jurisdiction of
Subsidiaries of Tradition Development	Incorporation, Organization of
Company, LLC	Formation
(None at present)

State or Other Jurisdiction of
Incorporation, Organization or
Subsidiaries of Levitt and Sons, LLC	Formation
Avalon Park by Levitt and Sons, LLC	Florida
Cascades by Levitt and Sons, LLC	Florida
Levitt and Sons at Hawk’s Haven, LLC	Florida
Levitt and Sons at Hunter’s Creek, LLC	Florida
Levitt and Sons at Tradition, LLC	Florida
Levitt and Sons at World Golf Village, LLC	Florida
Levitt and Sons of Flagler County, LLC	Florida
Levitt and Sons of Georgia, LLC	Georgia
Levitt GP, LLC	Florida
Levitt and Sons of Hernando County, LLC	Florida
Levitt and Sons of Lake County, LLC	Florida
Levitt and Sons of Lee County, LLC	Florida
Levitt and Sons of Manatee County, LLC	Florida
Levitt and Sons of Orange County, LLC	Florida
Levitt and Sons of Osceola County, LLC	Florida
Levitt and Sons of Seminole County, LLC	Florida
Levitt and Sons of South Carolina, LLC (f/k/a Levitt and Sons of the Carolinas, LLC)	South Carolina
Levitt and Sons of Tennessee, LLC	TN
Levitt and Sons, Inc.	Florida
Levitt and Sons, Incorporated	Delaware
Levitt Construction Corp.-East	Florida
Levitt Construction-East, LLC	Florida
Levitt Homes Bellaggio Partners, LLC	Florida
Levitt Homes, LLC	Florida
Levitt Industries, LLC	Florida
Levitt Realty Services, Inc.	Florida
Levitt Realty Services, LLC	Florida
Magnolia Lakes by Levitt and Sons, LLC	Florida
Regency Hills by Levitt and Sons, LLC	Florida

State or Other Jurisdiction of
Incorporation, Organization or
Subsidiaries of Levitt and Sons of Georgia, LLC	Formation
Levitt and Sons of Cherokee County, LLC	Georgia
Levitt and Sons of Hall County, LLC	Georgia
Levitt and Sons of Paulding County, LLC	Georgia
Levitt and Sons Realty Georgia, LLC	Georgia
Levitt Construction Georgia, LLC	Georgia
Levitt Title, LLC	Georgia

State or Other Jurisdiction of
Subsidiaries of Levitt and Sons of South	Incorporation, Organization or
Carolina, LLC	Formation
Levitt and Sons of Aiken County, LLC	So. Carolina
Levitt and Sons of Horry County, LLC	So. Carolina
Levitt and Sons Realty South Carolina, LLC	So. Carolina
Levitt Construction-South Carolina, LLC	So. Carolina

State or Other Jurisdiction of
Subsidiaries of Levitt and Sons of	Incorporation, Organization or
Tennessee, LLC	Formation
Bowden Building Corporation	TN
Levitt and Sons of Nashville, LLC	TN
Levitt and Sons of Shelby County, LLC	TN

State or Other Jurisdiction of
Incorporation, Organization or
Subsidiaries of Levitt GP, LLC	Formation
(None at present)

State or Other Jurisdiction of
Incorporation, Organization or
Subsidiaries of Levitt Homes, LLC	Formation
BankAtlantic Venture Partners 5, LLC	Florida
Bellaggio by Levitt and Sons, LLC	Florida
Levitt at Amherst, LLC	Florida
Levitt at Huntington Lakes, LLC	Florida
Levitt at Twin Acres, LLC	Florida
Levitt at Westchester West, LLC	Florida
Levitt at Westchester, LLC	Florida
Levitt Hagen Ranch, LLC	Florida
Levitt Homes at Waters Edge, Inc.	New York
LM Mortgage Company, LLC	Florida
The Villages at Emerald Lakes, LLC	Florida
U.F.C. Title Insurance Agency, LLC	Florida

State or Other Jurisdiction of
Incorporation, Organization or
Subsidiaries of Levitt Industries, LLC	Formation
Lev-Brn, LLC	Florida
Summerport by Levitt and Sons, LLC	Florida

State or Other Jurisdiction of
Partnerships of Woodbridge Capital	Incorporation, Organization or
Corporation	Formation
Woodbridge Equity Fund LLLP	Florida

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